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                                                                   EXHIBIT 10.28

          AMENDMENT TO AMENDED AND RESTATED LIMITED GUARANTY AGREEMENT

                      (Knowledge Universe Capital Co. LLC)

                                   WITNESSETH:

        Reference is made to the Amended and Restated Limited Guaranty Agreement dated March 29, 2002 ("Limited Guaranty"). All capitalized terms used herein shall have the meanings given to such terms in the Limited Guaranty.

        1. The Guarantor and Agent (on behalf of itself and the other Lenders) hereby agree that Section 3(b)(v) of the Limited Guaranty shall be amended by deleting the date "December 15, 2003" therein and by substituting the date "January 2, 2004" in place thereof.

        2. The Guarantor and the Agent (on behalf of itself and the other Lenders) hereby affirm, confirm and ratify all of the terms of the Limited Guaranty, as amended hereby.

        IN WITNESS WHEREOF, the parties hereto have executed this instrument under seal under Massachusetts law on this 18th day of April, 2002.

                                         KNOWLEDGE UNIVERSE CAPITAL CO. LLC


  /s/ Jim L. Banks                       By:   /s/ Stanley E. Maron
--------------------------------               --------------------------------
Witness Jim L. Banks                           Name: Stanley E. Maron
                                               Title:   Secretary

                                         FLEET NATIONAL BANK, as Agent


  /s/ Sean Driscoll                      By:   /s/ Michael F. O'Neill
--------------------------------               --------------------------------
Witness Sean Driscoll                          Name: Michael F. O'Neill
                                               Title:   Senior Workout Officer


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